                                                                    Exhibit 99.2


                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
I.  RECONCILIATION OF
    COLLECTION ACCOUNT:

End of Period Collection
 Account Balance as of Prior
 Payment Date:                   $    547,199.57    $            --    $            --    $            --    $            --
Available Funds:
     Contract payments
      received in this period    $  1,710,474.57    $  2,098,704.32    $  1,714,244.09    $  1,642,024.38    $  1,649,586.99
     Sales, Use and Property
      Tax, Maintenance, Late
      Charges                    $     23,408.69    $     32,704.05    $     45,673.25    $     28,153.03    $     40,711.86
     Prepayment Amount
      related to early
      termination in this
      period                     $      1,328.88    $      5,164.75    $      1,585.40    $      9,365.97    $    177,036.47
     August Collections
      distributed on August
      payment dates              $    (19,669.00)   $            --    $            --    $            --    $            --
     Proceeds received from
      recoveries on previously
      Defaulted Contracts        $            --    $            --    $            --    $            --    $            --
     Transfer from Reserve
      Account                    $      1,809.10    $      1,759.16    $      1,791.09    $      1,737.89    $      1,814.26
     Interest Earned on
      Collection Account         $      1,459.66    $      1,980.40    $      3,181.37    $      4,221.89    $      5,510.33
     Interest Earned on
      Affiliated SPG Account     $         26.27    $         22.53    $         49.79    $         82.58    $        132.25
     Amounts paid per
      Contribution & Servicing
      Agreement Section 7.01 -
      Substitution               $            --    $            --    $            --    $            --    $            --
     Amounts paid under
      Insurance Policies         $            --    $            --    $            --    $            --    $            --
     Any other amounts -
      Misapplied Cash            $   (251,590.00)   $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------
     Total Available Funds       $  2,014,447.74    $  2,140,335.21    $  1,766,524.99    $  1,685,585.74    $  1,874,792.16
     Less Amounts to be
      Retained in Collection
      Account                    $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------
     AMOUNT TO BE DISTRIBUTED
      IN CURRENT MONTH           $  2,014,447.74    $  2,140,335.21    $  1,766,524.99    $  1,685,585.74    $  1,874,792.16
                                 ===============    ===============    ===============    ===============    ===============
     CUMULATIVE AMOUNT TO BE
      DISTRIBUTED                                   $  4,154,782.95    $  5,921,307.94    $  7,606,893.68    $  9,481,685.84
                                                    ===============    ===============    ===============    ===============


     DISTRIBUTION OF FUNDS:

     1. To Trustee-Fees &
        Expenses*                $            --    $            --    $            --    $            --    $            --
     2. To Servicer, any
        unreimbursed
        Nonrecoverable
        Advances or Servicer
        Advances                 $            --    $            --    $            --    $            --    $            --
     3. To Servicer, Tax,
        Maintenance, Late
        Charges                  $     23,408.69    $     32,704.05    $     45,673.25    $     28,153.03    $     40,711.86
     4. To Servicer,
        Servicing Fee and
        other Servicing
        Compensations            $     10,985.59    $     10,149.79    $      9,326.33    $      8,028.19    $      7,240.32
     5. To USBank Portfolio
        Services as Successor
        Servicer                 $            --    $            --    $            --    $            --    $            --
     6. To Noteholders
           Class A1 Interest     $            --    $            --    $            --    $            --    $            --
           Class A2 Interest     $            --    $            --    $            --    $            --    $            --
           Class A3 Interest     $            --    $            --    $            --    $            --    $            --
           Class A4 Interest     $            --    $            --    $            --    $            --    $            --
           Class A5 Interest     $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70
           Class B Interest      $      2,377.99    $      2,377.99    $      2,377.99    $      2,377.99    $      2,377.99
           Class C Interest      $      4,977.82    $      4,977.82    $      4,977.82    $      4,977.82    $      4,977.82
           Class D Interest      $      3,588.36    $      3,588.36    $      3,588.36    $      3,588.36    $      3,588.36
           Class E Interest      $      5,970.39    $      5,970.39    $      5,970.39    $      5,970.39    $      5,970.39
           Class A1 Principal    $            --    $            --    $            --    $            --    $            --
           Class A2 Principal
            (distributed after
            A1 Note matures)     $            --    $            --    $            --    $            --    $            --
           Class A3 Principal
            (distributed after
            A2 Note matures)     $            --    $            --    $            --    $            --    $            --
           Class A4 Principal
            (distributed after
            A3 Note matures)     $            --    $            --    $            --    $            --    $            --
           Class A5 Principal
            (distributed after
            A4 Note matures)     $            --    $            --    $            --    $            --    $            --
           Class B Principal     $            --    $            --    $            --    $            --    $            --
           Class C Principal     $            --    $            --    $            --    $            --    $            --
           Class D Principal     $            --    $            --    $            --    $            --    $            --
           Class E Principal     $            --    $            --    $            --    $            --    $            --
     7. To Reserve Account for
        Requirement per
        Indenture Agreement
        Section 3.08 (Provided
        no Amortization Event)   $            --    $            --    $            --    $            --    $            --
     8. To Issuer-Residual
        Principal and Interest
        and Reserve Account
        Distribution
        a) Residual Interest
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --    $            --
        b) Residual Principal
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --    $            --
        c) Reserve Account
           Distribution
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------
     TOTAL FUNDS DISTRIBUTED
      FOR CURRENT MONTH          $    192,891.55    $    201,351.11    $    213,496.85    $    194,678.49    $    206,449.45
                                 ===============    ===============    ===============    ===============    ===============
     CUMULATIVE AMOUNT OF
      TOTAL FUNDS DISTRIBUTED                       $    394,242.66    $    607,739.51    $    802,418.00    $  1,008,867.46
                                                    ===============    ===============    ===============    ===============
     End of Period Collection
      Account Balance
      (Includes Payments in
      Advance & Restricting
      Event Funds (If any))      $            --    $            --    $            --    $            --    $            --
                                 ===============    ===============    ===============    ===============    ===============

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.

                                                       Aggregate
                                   Feb Report         Amounts of         Previously        Net Amount to
                                   for January        Sept - Feb         Distributed        Transfer on
                                    Activity           Reports           by Trustee           Feb. 27
                                 ---------------    ---------------    ---------------    ---------------
I.  RECONCILIATION OF
    COLLECTION ACCOUNT:

End of Period Collection
 Account Balance as of Prior
 Payment Date:                   $            --    $    547,199.57
Available Funds:
     Contract payments
      received in this period    $  1,317,883.17    $ 10,132,917.52
     Sales, Use and Property
      Tax, Maintenance, Late
      Charges                    $     22,320.21    $    192,971.09
     Prepayment Amount
      related to early
      termination in this
      period                     $     23,239.89    $    217,721.36
     August Collections
      distributed on August
      payment dates              $            --    $    (19,669.00)
     Proceeds received from
      recoveries on previously
      Defaulted Contracts        $            --    $            --
     Transfer from Reserve
      Account                    $  2,513,387.49    $  2,522,298.99
     Interest Earned on
      Collection Account         $      5,541.85    $     21,895.50
     Interest Earned on
      Affiliated SPG Account     $        142.91    $        456.33
     Amounts paid per
      Contribution & Servicing
      Agreement Section 7.01 -
      Substitution               $            --    $            --
     Amounts paid under
      Insurance Policies         $            --    $            --
     Any other amounts -
      Misapplied Cash            $            --    $   (251,590.00)
                                 ---------------    ---------------
     Total Available Funds       $  3,882,515.52    $ 13,364,201.36
     Less Amounts to be
      Retained in Collection
      Account                    $            --    $            --
                                 ---------------    ---------------
     AMOUNT TO BE DISTRIBUTED
      IN CURRENT MONTH           $  3,882,515.52    $ 13,364,201.36
                                 ===============    ===============
     CUMULATIVE AMOUNT TO BE
      DISTRIBUTED                $ 13,364,201.36
                                 ===============


     DISTRIBUTION OF FUNDS:

     1. To Trustee-Fees &
        Expenses*                $      3,105.83    $      3,105.83    $            --    $      3,105.83
     2. To Servicer, any
        unreimbursed
        Nonrecoverable
        Advances or Servicer
        Advances                 $    674,350.66    $    674,350.66    $    674,350.66    $            --
     3. To Servicer, Tax,
        Maintenance, Late
        Charges                  $     20,241.76    $    190,892.64    $    170,650.88    $     20,241.76
     4. To Servicer,
        Servicing Fee and
        other Servicing
        Compensations            $      3,199.98    $     48,930.19    $     45,730.21    $      3,199.98
     5. To USBank Portfolio
        Services as Successor
        Servicer                 $      5,278.43    $      5,278.43    $            --    $      5,278.43
     6. To Noteholders
           Class A1 Interest     $            --    $            --    $            --    $            --
           Class A2 Interest     $            --    $            --    $            --    $            --
           Class A3 Interest     $            --    $            --    $            --    $            --
           Class A4 Interest     $            --    $            --    $            --    $            --
           Class A5 Interest     $    141,582.70    $    849,496.20    $    849,496.20    $          0.00
           Class B Interest      $      2,377.99    $     14,267.96    $     14,267.96    $         (0.00)
           Class C Interest      $      4,977.82    $     29,866.94    $     29,866.94    $         (0.00)
           Class D Interest      $      3,588.36    $     21,530.18    $     21,530.18    $          0.00
           Class E Interest      $      5,970.39    $     35,822.36    $     35,822.36    $          0.00
           Class A1 Principal    $            --    $            --    $            --    $            --
           Class A2 Principal
            (distributed after
            A1 Note matures)     $            --    $            --    $            --    $            --
           Class A3 Principal
            (distributed after
            A2 Note matures)     $            --    $            --    $            --    $            --
           Class A4 Principal
            (distributed after
            A3 Note matures)     $            --    $            --    $            --    $            --
           Class A5 Principal
            (distributed after
            A4 Note matures)     $ 11,490,659.97    $ 11,490,659.97    $            --    $ 11,490,659.97
           Class B Principal     $            --    $            --    $            --    $            --
           Class C Principal     $            --    $            --    $            --    $            --
           Class D Principal     $            --    $            --    $            --    $            --
           Class E Principal     $            --    $            --    $            --    $            --
     7. To Reserve Account for
        Requirement per
        Indenture Agreement
        Section 3.08 (Provided
        no Amortization Event)   $            --    $            --    $            --    $            --
     8. To Issuer-Residual
        Principal and Interest
        and Reserve Account
        Distribution
        a) Residual Interest
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --
        b) Residual Principal
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --
        c) Reserve Account
           Distribution
           (Provided no
           Restricting or
           Amortization Event
           in effect)            $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------
     TOTAL FUNDS DISTRIBUTED
      FOR CURRENT MONTH          $ 12,355,333.90    $ 13,364,201.36    $  1,841,715.39    $ 11,522,485.97
                                 ===============    ===============    ===============    ===============
     CUMULATIVE AMOUNT OF
      TOTAL FUNDS DISTRIBUTED    $ 13,364,201.36
                                 ===============    ===============
     End of Period Collection
      Account Balance
      (Includes Payments in
      Advance & Restricting
      Event Funds (If any))      $            --    $            --
                                 ===============    ===============

* Pursuant to the Settlement Agreement, the servicer reimbursed the trustee for substantially all trustee fees and expenses except for the amounts noted above.


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
II.  RESERVE ACCOUNT

     Beginning Balance           $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93
          -Add Investment
           Earnings              $      1,809.10    $      1,759.16    $      1,791.09    $      1,737.89    $      1,814.26
          -Add Transfer from
           Certificate Account
           (To Satisfy Reserve
           Account Requirement)  $            --    $            --    $            --    $            --    $            --
          -Less Distribution
           to Certificate
           Account               $      1,809.10    $      1,759.16    $      1,791.09    $      1,737.89    $      1,814.26
                                 ---------------    ---------------    ---------------    ---------------    ---------------
     End of Period Balance       $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93
                                 ===============    ===============    ===============    ===============    ===============
     Reserve Account
     Requirement (Lesser of:
     (i) Initial Reserve
     Account Required Amount,
     or (ii) Sum of Class A,
     Class B, Class C,
     Class D, and Class E Note
     Balances (Provided no
     Amortization Event))        $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93    $  2,511,821.93


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
II.  RESERVE ACCOUNT

     Beginning Balance           $  2,511,821.93
          -Add Investment
           Earnings              $      1,565.56
          -Add Transfer from
           Certificate Account
           (To Satisfy Reserve
           Account Requirement)  $            --
          -Less Distribution
           to Certificate
           Account               $  2,513,387.49
                                 ---------------
     End of Period Balance       $            --
                                 ===============
     Reserve Account
     Requirement (Lesser of:
     (i) Initial Reserve
     Account Required Amount,
     or (ii) Sum of Class A,
     Class B, Class C,
     Class D, and Class E Note
     Balances (Provided no
     Amortization Event))        $            --


                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
III.  CLASS A NOTE AGGREGATE
      PRINCIPAL BALANCE

     Beginning Aggregate
      Principal Balance of
      the Class A Notes          $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82

     Class A Overdue
      Interest, If Any           $            --    $            --    $            --    $            --    $            --
     Class A Monthly Interest    $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70
     Class A Overdue
      Principal, If Any          $            --    $            --    $            --    $            --    $            --
     Class A Monthly Principal   $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
     Ending Aggregate
      Principal Balance of
      the Class A Notes          $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82    $ 25,781,371.82
                                 ===============    ===============    ===============    ===============    ===============


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
III.  CLASS A NOTE AGGREGATE
      PRINCIPAL BALANCE

     Beginning Aggregate
      Principal Balance of
      the Class A Notes          $ 25,781,371.82

     Class A Overdue
      Interest, If Any           $            --
     Class A Monthly Interest    $    141,582.70
     Class A Overdue
      Principal, If Any          $            --
     Class A Monthly Principal   $ 11,490,659.97
                                 ---------------

                                 ---------------
     Ending Aggregate
      Principal Balance of
      the Class A Notes          $ 14,290,711.85
                                 ===============


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
IV.  CLASS A NOTE PRINCIPAL
     BALANCE

   Beginning Principal
    Balance of the Class A
    Notes

         Class A1                $            --    $            --    $            --    $            --    $            --
         Class A2                $            --    $            --    $            --    $            --    $            --
         Class A3                $            --    $            --    $            --    $            --    $            --
         Class A4                $            --    $            --    $            --    $            --    $            --
         Class A5                $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83
                                 ---------------    ---------------    ---------------    ---------------    ---------------
                                 $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83
   Class A Monthly Interest

         Class A1 (Actual
          Number Days/360)       $            --    $            --    $            --    $            --    $            --
         Class A2                $            --    $            --    $            --    $            --    $            --
         Class A3                $            --    $            --    $            --    $            --    $            --
         Class A4                $            --    $            --    $            --    $            --    $            --
         Class A5                $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70    $    141,582.70

   Class A Monthly Principal

         Class A1                $            --    $            --    $            --    $            --    $            --
         Class A2                $            --    $            --    $            --    $            --    $            --
         Class A3                $            --    $            --    $            --    $            --    $            --
         Class A4                $            --    $            --    $            --    $            --    $            --
         Class A5                $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------
                                 $            --    $            --    $            --    $            --    $            --
   Ending Principal Balance
    of the Class A Notes

         Class A1                $            --    $            --    $            --    $            --    $            --
         Class A2                $            --    $            --    $            --    $            --    $            --
         Class A3                $            --    $            --    $            --    $            --    $            --
         Class A4                $            --    $            --    $            --    $            --    $            --
         Class A5
              CUSIP 23334PAE3    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83
                                 ---------------    ---------------    ---------------    ---------------    ---------------
                                 $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83    $ 25,781,371.83
                                 ===============    ===============    ===============    ===============    ===============
   CLASS A5

   --------------------------
   Interest     Original
     Paid Per     Face
     $1,000       $42,620,000          3.3219780          3.3219780          3.3219780          3.3219780          3.3219780
   Principal    Original
     Paid Per     Face
     $1,000       $42,620,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending        Balance
     Principal     Factor              0.6049125          0.6049125          0.6049125          0.6049125          0.6049125
   --------------------------









                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
IV.  CLASS A NOTE PRINCIPAL
     BALANCE

   Beginning Principal
    Balance of the Class A
    Notes

         Class A1                $            --
         Class A2                $            --
         Class A3                $            --
         Class A4                $            --
         Class A5                $ 25,781,371.83
                                 ---------------
                                 $ 25,781,371.83
   Class A Monthly Interest

         Class A1 (Actual
          Number Days/360)       $            --
         Class A2                $            --
         Class A3                $            --
         Class A4                $            --
         Class A5                $    141,582.70

   Class A Monthly Principal

         Class A1                $            --
         Class A2                $            --
         Class A3                $            --
         Class A4                $            --
         Class A5                $ 11,490,659.97
                                 ---------------
                                 $ 11,490,659.97
   Ending Principal Balance
    of the Class A Notes

         Class A1                $            --
         Class A2                $            --
         Class A3                $            --
         Class A4                $            --
         Class A5
              CUSIP 23334PAE3    $ 14,290,711.86
                                 ---------------
                                 $ 14,290,711.86
                                 ===============
   CLASS A5


   --------------------------
   Interest     Original
     Paid Per     Face
     $1,000       $42,620,000          3.3219780
   Principal    Original
     Paid Per     Face
     $1,000       $42,620,000          269.6072260
   Ending        Balance
     Principal     Factor              0.3353053
   --------------------------




                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004




                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
V.  CLASS B NOTE PRINCIPAL
    BALANCE
              CUSIP 23334PAF0

   Beginning Principal
    Balance of the Class B
    Notes                        $    439,690.60    $    439,690.60    $    439,690.60    $    439,690.60    $    439,690.60

   Class B Overdue
    Interest, If Any             $            --    $            --    $            --    $            --    $            --
   Class B Monthly Interest      $      2,377.99    $      2,377.99    $      2,377.99    $      2,377.99    $      2,377.99
   Class B Overdue
    Principal, If Any            $            --    $            --    $            --    $            --    $            --
   Class B Monthly Principal     $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance
    of the Class B Notes         $    439,690.60    $    439,690.60    $    439,690.60    $    439,690.60    $    439,690.60
                                 ===============    ===============    ===============    ===============    ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $3,768,000          0.6311023          0.6311023          0.6311023          0.6311023          0.6311023
   Principal     Original
     Paid Per      Face
     $1,000        $3,768,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending         Balance
     Principal      Factor             0.1166907          0.1166907          0.1166907          0.1166907          0.1166907
   --------------------------


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
V.  CLASS B NOTE PRINCIPAL
    BALANCE
              CUSIP 23334PAF0

   Beginning Principal
    Balance of the Class B
    Notes                        $    439,690.60

   Class B Overdue
    Interest, If Any             $            --
   Class B Monthly Interest      $      2,377.99
   Class B Overdue
    Principal, If Any            $            --
   Class B Monthly Principal     $            --
                                 ---------------

                                 ---------------
   Ending Principal Balance
    of the Class B Notes         $    439,690.60
                                 ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $3,768,000          0.6311023
   Principal     Original
     Paid Per      Face
     $1,000        $3,768,000          0.0000000
   Ending         Balance
     Principal      Factor             0.1166907
   --------------------------


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
VI.  CLASS C NOTE PRINCIPAL
     BALANCE
              CUSIP 23334PAG8

   Beginning Principal
    Balance of the Class C
    Notes                        $    880,381.29    $    880,381.29    $    880,381.29    $    880,381.29    $    880,381.29

   Class C Overdue
    Interest, If Any             $            --    $            --    $            --    $            --    $            --
   Class C Monthly Interest      $      4,977.82    $      4,977.82    $      4,977.82    $      4,977.82    $      4,977.82
   Class C Overdue
    Principal, If Any            $            --    $            --    $            --    $            --    $            --
   Class C Monthly Principal     $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance
    of the Class C Notes         $    880,381.29    $    880,381.29    $    880,381.29    $    880,381.29    $    880,381.29
                                 ===============    ===============    ===============    ===============    ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $7,537,000          0.6604514          0.6604514          0.6604514          0.6604514          0.6604514
   Principal     Original
     Paid Per      Face
     $1,000        $7,537,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending         Balance
     Principal      Factor             0.1168079          0.1168079          0.1168079          0.1168079          0.1168079
   --------------------------


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
VI.  CLASS C NOTE PRINCIPAL
     BALANCE
              CUSIP 23334PAG8

   Beginning Principal
    Balance of the Class C
    Notes                        $    880,381.29

   Class C Overdue
    Interest, If Any             $            --
   Class C Monthly Interest      $      4,977.82
   Class C Overdue
    Principal, If Any            $            --
   Class C Monthly Principal     $            --
                                 ---------------

                                 ---------------
   Ending Principal Balance
    of the Class C Notes         $    880,381.29
                                 ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $7,537,000          0.6604514
   Principal     Original
     Paid Per      Face
     $1,000        $7,537,000          0.0000000
   Ending         Balance
     Principal      Factor             0.1168079
   --------------------------


                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
VII.  CLASS D NOTE PRINCIPAL
      BALANCE
              CUSIP 23334PAH6

   Beginning Principal
    Balance of the Class D
    Notes                        $    586,254.14    $    586,254.14    $    586,254.14    $    586,254.14    $    586,254.14

   Class D Overdue
    Interest, If Any             $            --    $            --    $            --    $            --    $            --
   Class D Monthly Interest      $      3,588.36    $      3,588.36    $      3,588.36    $      3,588.36    $      3,588.36
   Class D Overdue
    Principal, If Any            $            --    $            --    $            --    $            --    $            --
   Class D Monthly Principal     $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance
    of the Class D Notes         $    586,254.14    $    586,254.14    $    586,254.14    $    586,254.14    $    586,254.14
                                 ===============    ===============    ===============    ===============    ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $5,024,000          0.7142444          0.7142444          0.7142444          0.7142444          0.7142444
   Principal     Original
     Paid Per      Face
     $1,000        $5,024,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending         Balance
     Principal      Factor             0.1166907          0.1166907          0.1166907          0.1166907          0.1166907
   --------------------------


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
VII.  CLASS D NOTE PRINCIPAL
      BALANCE
              CUSIP 23334PAH6

   Beginning Principal
    Balance of the Class D
    Notes                        $    586,254.14

   Class D Overdue
    Interest, If Any             $            --
   Class D Monthly Interest      $      3,588.36
   Class D Overdue
    Principal, If Any            $            --
   Class D Monthly Principal     $            --
                                 ---------------

                                 ---------------
   Ending Principal Balance
    of the Class D Notes         $    586,254.14
                                 ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $5,024,000          0.7142444
   Principal     Original
     Paid Per      Face
     $1,000        $5,024,000          0.0000000
   Ending         Balance
     Principal      Factor             0.1166907
   --------------------------


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
VIII. CLASS E NOTE PRINCIPAL
      BALANCE
              CUSIP 23334PAJ2

   Beginning Principal
    Balance of the Class E
    Notes                        $    734,817.69    $    734,817.69    $    734,817.69    $    734,817.69    $    734,817.69

   Class E Overdue
    Interest, If Any             $            --    $            --    $            --    $            --    $            --
   Class E Monthly Interest      $      5,970.39    $      5,970.39    $      5,970.39    $      5,970.39    $      5,970.39
   Class E Overdue
    Principal, If Any            $            --    $            --    $            --    $            --    $            --
   Class E Monthly Principal     $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Ending Principal Balance
    of the Class E Notes         $    734,817.69    $    734,817.69    $    734,817.69    $    734,817.69    $    734,817.69
                                 ===============    ===============    ===============    ===============    ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $6,282,000          0.9503970          0.9503970          0.9503970          0.9503970          0.9503970
   Principal     Original
     Paid Per      Face
     $1,000        $6,282,000          0.0000000          0.0000000          0.0000000          0.0000000          0.0000000
   Ending         Balance
     Principal     Factor              0.1169719          0.1169719          0.1169719          0.1169719          0.1169719
   --------------------------


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
VIII. CLASS E NOTE PRINCIPAL
      BALANCE
              CUSIP 23334PAJ2

   Beginning Principal
    Balance of the Class E
    Notes                        $    734,817.69

   Class E Overdue
    Interest, If Any             $            --
   Class E Monthly Interest      $      5,970.39
   Class E Overdue
    Principal, If Any            $            --
   Class E Monthly Principal     $            --
                                 ---------------

                                 ---------------
   Ending Principal Balance
    of the Class E Notes         $    734,817.69
                                 ===============

   --------------------------
   Interest      Original
     Paid Per      Face
     $1,000        $6,282,000          0.9503970
   Principal     Original
     Paid Per      Face
     $1,000        $6,282,000          0.0000000
   Ending         Balance
     Principal     Factor              0.1169719
   --------------------------


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
IX.  ISSUERS RESIDUAL
     PRINCIPAL BALANCE

     Beginning Residual
      Principal Balance          $    872,385.77    $    872,385.77    $    872,385.77    $    872,385.77    $    872,385.77

     Residual Interest           $            --    $            --    $            --    $            --    $            --
     Residual Principal          $            --    $            --    $            --    $            --    $            --
                                 ---------------    ---------------    ---------------    ---------------    ---------------

                                 ---------------    ---------------    ---------------    ---------------    ---------------
     Ending Residual
      Principal Balance          $    872,385.77    $    872,385.77    $    872,385.77    $    872,385.77    $    872,385.77
                                 ===============    ===============    ===============    ===============    ===============


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
IX.  ISSUERS RESIDUAL
     PRINCIPAL BALANCE

     Beginning Residual
      Principal Balance          $    872,385.77

     Residual Interest           $            --
     Residual Principal          $            --
                                 ---------------

                                 ---------------
     Ending Residual
      Principal Balance          $    872,385.77
                                 ===============



                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
X. PAYMENT TO SERVICER

      -Collection period
       Servicer Fee              $     10,985.59    $     10,149.79    $      9,326.33    $      8,028.19    $      7,240.32
      -Servicer Advances
       Reimbursement             $            --    $            --    $            --    $            --    $            --
      -Less Netting Amount       $            --    $            --    $            --    $            --    $            --
      -Tax, Maintenance, Late
       Charges, Bank Interest,
       and other amounts         $     23,408.69    $     32,704.05    $     45,673.25    $     28,153.03    $     40,711.86
                                 ---------------    ---------------    ---------------    ---------------    ---------------
     Total amounts due to
      Servicer                   $     34,394.28    $     42,853.84    $     54,999.58    $     36,181.22    $     47,952.18
                                 ===============    ===============    ===============    ===============    ===============

                                                       Aggregate
                                   Feb Report         Amounts of
                                   for January        Sept - Feb
                                    Activity           Reports
                                 ---------------    ---------------
X. PAYMENT TO SERVICER

      -Collection period
       Servicer Fee              $      6,399.96    $     52,130.17
      -Servicer Advances
       Reimbursement             $    763,924.27    $    763,924.27
      -Less Netting Amount       $    (89,573.61)   $    (89,573.61)
      -Tax, Maintenance, Late
       Charges, Bank Interest,
       and other amounts         $     22,320.21    $    192,971.09
                                 ---------------    ---------------
     Total amounts due to
      Servicer                   $    703,070.83    $    919,451.92
                                 ===============    ===============


                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
XI. AGGREGATE DISCOUNTED
    CONTRACT BALANCE

POOL A

   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the
    beginning of the related
    Collection Period            $ 25,167,175.41    $ 24,669,255.62    $ 23,180,747.82    $ 20,455,383.64    $ 19,367,344.79

   Aggregate Discounted
    Contract Balance of
    Additional Contracts
    acquired during
    Collection Period            $            --    $            --    $            --    $            --    $            --

   Decline in Aggregate
    Discounted Contract
    Balance                      $    497,919.79    $  1,488,507.80    $  2,725,364.18    $  1,088,038.86    $  1,476,500.94
                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the ending
    of the related Collection
    Period                       $ 24,669,255.62    $ 23,180,747.82    $ 20,455,383.64    $ 19,367,344.79    $ 17,890,843.84
                                 ===============    ===============    ===============    ===============    ===============

   Components of Decline in
    Aggregate Discounted
    Contract Balance:
     - Principal portion of
       Contract Payments and
       Servicer Advances         $    496,598.77    $  1,488,138.27    $    799,362.92    $    856,095.07    $  1,305,630.00
     - Principal portion of
       Prepayment Amounts        $      1,321.02    $        369.53    $            --    $      9,310.56    $    169,364.67
     - Principal portion of
       Contracts repurchased
       under Indenture
       Agreement Section 4.02    $            --    $            --    $            --    $            --    $            --
     - Aggregate Discounted
       Contract Balance of
       Contracts that have
       become Defaulted
       Contracts during the
       Collection Period         $            --    $            --    $  1,926,001.26    $    222,633.23    $      1,506.27
     - Aggregate Discounted
       Contract Balance of
       Substitute Contracts
       added during Collection
       Period                    $            --    $            --    $            --    $            --    $            --
     - Aggregate Discounted
       Contract Balance of
       Predecessor Contracts
       withdrawn during
       Collection Period         $            --    $            --    $            --    $            --    $            --

                                 ---------------    ---------------    ---------------    ---------------    ---------------
         Total Decline in
          Aggregate Discounted
          Contract Balance       $    497,919.79    $  1,488,507.80    $  2,725,364.18    $  1,088,038.86    $  1,476,500.94
                                 ===============    ===============    ===============    ===============    ===============

POOL B

   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the
    beginning of the related
    Collection Period            $  4,127,725.97    $  3,750,820.75    $  3,350,510.98    $  2,959,614.82    $  2,619,357.17

   Aggregate Discounted
    Contract Balance of
    Additional Contracts
    acquired during
    Collection Period            $            --    $            --    $            --    $            --    $            --

   Decline in Aggregate
    Discounted Contract
    Balance                      $    376,905.22    $    400,309.77    $    390,896.16    $    340,257.65    $    305,363.66
                                 ---------------    ---------------    ---------------    ---------------    ---------------
   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the ending
    of the related Collection
    Period                       $  3,750,820.75    $  3,350,510.98    $  2,959,614.82    $  2,619,357.17    $  2,313,993.51
                                 ===============    ===============    ===============    ===============    ===============

   Components of Decline in
    Aggregate Discounted
    Contract Balance:
     - Principal portion of
       Contract Payments and
       Servicer Advances         $    360,152.71    $    395,545.11    $    389,320.14    $    340,257.65    $    298,739.21
     - Principal portion of
       Prepayment Amounts        $            --    $      4,764.66    $      1,576.02    $            --    $      6,624.45
     - Principal portion of
       Contracts repurchased
       under Indenture
       Agreement Section 4.02    $            --    $            --    $            --    $            --    $            --
     - Aggregate Discounted
       Contract Balance of
       Contracts that have
       become Defaulted
       Contracts during the
       Collection Period         $     16,752.51    $            --    $            --    $            --    $            --
     - Aggregate Discounted
       Contract Balance of
       Substitute Contracts
       added during Collection
       Period                    $            --    $            --    $            --    $            --    $            --

     - Aggregate Discounted
       Contract Balance of
       Predecessor Contracts
       withdrawn during
       Collection Period         $            --    $            --    $            --    $            --    $            --

                                 ---------------    ---------------    ---------------    ---------------    ---------------
         Total Decline in
          Aggregate Discounted
          Contract Balance       $    376,905.22    $    400,309.77    $    390,896.16    $    340,257.65    $    305,363.66
                                 ===============    ===============    ===============    ===============    ===============

                                 ---------------    ---------------    ---------------    ---------------    ---------------
   AGGREGATE DISCOUNTED
    CONTRACT BALANCE AT THE
    END OF THE RELATED
    COLLECTION PERIOD            $ 28,420,076.37    $ 26,531,258.80    $ 23,414,998.46    $ 21,986,701.95    $ 20,204,837.35
                                 ===============    ===============    ===============    ===============    ===============



                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
XI. AGGREGATE DISCOUNTED
    CONTRACT BALANCE

POOL A

   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the
    beginning of the related
    Collection Period            $ 17,890,843.84

   Aggregate Discounted
    Contract Balance of
    Additional Contracts
    acquired during
    Collection Period            $            --

   Decline in Aggregate
    Discounted Contract
    Balance                      $  3,297,020.15
                                 ---------------
   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the ending
    of the related Collection
    Period                       $ 14,593,823.69
                                 ===============

   Components of Decline in
    Aggregate Discounted
    Contract Balance:
     - Principal portion of
       Contract Payments and
       Servicer Advances         $   (165,611.05)
     - Principal portion of
       Prepayment Amounts        $     23,102.40
     - Principal portion of
       Contracts repurchased
       under Indenture
       Agreement Section 4.02    $            --
     - Aggregate Discounted
       Contract Balance of
       Contracts that have
       become Defaulted
       Contracts during the
       Collection Period         $  3,439,528.80
     - Aggregate Discounted
       Contract Balance of
       Substitute Contracts
       added during Collection
       Period                    $            --
     - Aggregate Discounted
       Contract Balance of
       Predecessor Contracts
       withdrawn during
       Collection Period         $            --

                                 ---------------
         Total Decline in
          Aggregate Discounted
          Contract Balance       $  3,297,020.15
                                 ===============

POOL B

   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the
    beginning of the related
    Collection Period            $  2,313,993.51

   Aggregate Discounted
    Contract Balance of
    Additional Contracts
    acquired during
    Collection Period            $            --

   Decline in Aggregate
    Discounted Contract
    Balance                      $    381,697.24
                                 ---------------
   Aggregate Discounted
    Contract Balance, as
    defined in Indenture
    Agreement, at the ending
    of the related Collection
    Period                       $  1,932,296.27
                                 ===============

   Components of Decline in
    Aggregate Discounted
    Contract Balance:
     - Principal portion of
       Contract Payments and
       Servicer Advances         $     90,200.20
     - Principal portion of
       Prepayment Amounts        $            --
     - Principal portion of
       Contracts repurchased
       under Indenture
       Agreement Section 4.02    $            --
     - Aggregate Discounted
       Contract Balance of
       Contracts that have
       become Defaulted
       Contracts during the
       Collection Period         $    291,497.04
     - Aggregate Discounted
       Contract Balance of
       Substitute Contracts
       added during Collection
       Period                    $            --

     - Aggregate Discounted
       Contract Balance of
       Predecessor Contracts
       withdrawn during
       Collection Period         $            --

                                 ---------------
         Total Decline in
          Aggregate Discounted
          Contract Balance       $    381,697.24
                                 ===============

                                 ---------------
   AGGREGATE DISCOUNTED
    CONTRACT BALANCE AT THE
    END OF THE RELATED
    COLLECTION PERIOD            $ 16,526,119.96
                                 ===============



                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


                                   Sept Report        Oct Report         Nov Report         Dec Report         Jan Report
                                   for August        for September       for October       for November       for December
                                    Activity           Activity           Activity           Activity           Activity
                                 ---------------    ---------------    ---------------    ---------------    ---------------
XII. CUMULATIVE DETAIL OF
     DEFAULTED CONTRACTS*

   Lease #
   --------------------------
   (See EXHIBIT A)
              Pool A Total
                Discounted
                Present Value    $            --    $            --    $  1,926,001.26    $  2,148,634.49    $  2,150,140.76
              Pool B Total
                Discounted
                Present Value    $     16,752.51    $     16,752.51    $     16,752.51    $     16,752.51    $     16,752.51
                                 ---------------    ---------------    ---------------    ---------------    ---------------

   a) Discounted Contract
      Balances of all
      Defaulted Contracts        $     16,752.51    $     16,752.51    $  1,942,753.77    $  2,165,387.00    $  2,166,893.27
   b) ADCB at Closing Date       $251,182,193.26    $251,182,193.26    $251,182,193.26    $251,182,193.26    $251,182,193.26
   c) (Cannot Exceed 6% over
      the Life of the Pool)                 0.01%              0.01%              0.77%              0.86%              0.86%


                                   Feb Report
                                   for January
                                    Activity
                                 ---------------
XII. CUMULATIVE DETAIL OF
     DEFAULTED CONTRACTS*

   Lease #
   --------------------------
   (See EXHIBIT A)
              Pool A Total
                Discounted
                Present Value    $  5,589,669.56
              Pool B Total
                Discounted
                Present Value    $    308,249.55
                                 ---------------

   a) Discounted Contract
      Balances of all
      Defaulted Contracts        $  5,897,919.11
   b) ADCB at Closing Date       $251,182,193.26
   c) (Cannot Exceed 6% over
      the Life of the Pool)                 2.35%

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $763,924.27 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED
       CONTRACTS- PREPAYMENTS (POOL A)                Predecessor
                 Discounted        Predecessor        Discounted
 Lease #       Present Value         Lease #         Present Value
-----------------------------    ---------------    ---------------
 2199-001      $ 1,112,975.58           1881-001    $  2,435,321.88
 1231-041      $   953,502.31
 1560-013      $   342,866.78
        Cash   $    25,977.21
 3323-002      $   932,975.98            912-501    $    492,124.09
 3330-002      $   784,394.56            917-501    $    536,814.08
               --------------
                                         917-502    $    578,192.91
                                         920-501    $     35,076.58
                                        1912-001    $     34,364.63
                                                    ---------------
       Totals: $ 4,152,692.42                       $  4,111,894.17

 a) Discounted Contract
    Balances of All Prepaid
    Contracts                                       $  4,111,894.17
 b) ADCB of Pool A at Closing
    Date                                            $201,135,070.09
 c) (Cannot Exceed 10% Over
    the Life of the Pool)                                      2.04%

 Data for Current Reporting
  Period Substitutions
 ----------------------------
 a) Total Discounted Contract
    Balance of Predecessor
    Receivables                  $            --
 b) Total Discounted Contract
    Balance of Substitute
    Receivables                  $            --
 c) If (a) > (b), amount to be
    deposited in Collection
    Account per Contribution &
    Servicing Agreement 7.02     $            --

 Changes in any of the above
  detail during the related
  Collection Period (August
  to January)                    YES                NO            X
                                 ---------------    ---------------

 CUMULATIVE DETAIL OF SUBSTITUTED
 CONTRACTS-PREPAYMENTS (POOL B)                       Predecessor
                 Discounted        Predecessor        Discounted
 Lease #       Present Value         Lease #         Present Value
-----------------------------    ---------------    ---------------
 NONE

       Totals: $           --

 a) Discounted Contract
    Balances of All Prepaid
    Contracts                                       $            --
 b) ADCB of Pool B at Closing
    Date                                            $ 50,047,123.17
 c) (Cannot Exceed 10% Over
    the Life of the Pool
    Unless Rating Agency
    Approves)                                                  0.00%

 Data for Current Reporting
  Period Substitutions
 ----------------------------
 a) Total Discounted Contract
    Balance of Predecessor
    Receivables                  $            --
 b) Total Discounted Contract
    Balance of Substitute
    Receivables                  $            --
 c) If (a) > (b), amount to be
    deposited in Collection
    Account per Contribution &
    Servicing Agreement 7.02     $            --

 Changes in any of the above
  detail during the related
  Collection Period (August
  to January)                    YES                NO            X
                                 ---------------    ---------------


                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

XIV.  CUMULATIVE DETAIL OF SUBSTITUTED
      CONTRACTS-NON-PERFORMING (POOL A)               Predecessor
                 Discounted        Predecessor        Discounted
 Lease #       Present Value         Lease #         Present Value
-----------------------------    ---------------    ---------------
 408-502       $   495,646.95            277-103    $  2,561,363.27
 1042-501      $ 1,631,421.93           1513-002    $    953,250.10
 2375-001      $ 1,286,730.05           1725-002    $    588,254.35
 1097-506      $   675,567.93
        Cash   $    13,500.87
 2545-002      $   964,543.83           2205-001    $  3,763,600.22
 2907-001      $   472,557.70
 2000667-2     $   190,558.39
 2004051-2     $   695,143.77
 2004051-3     $   993,964.93
 2004887-1     $   212,022.60
 2005804-1     $   236,366.53
               --------------                       ---------------
       Totals: $ 7,868,025.48                       $  7,866,467.94

 a) Discounted Contract
    Balances of All
    Non-Performing Contracts                        $  7,866,467.94
 b) ADCB of Pool A at Closing
    Date                                            $201,135,070.09
 c) (Cannot Exceed 10% Over
    the Life of the Pool)                                      3.91%

 Data for Current Reporting
  Period Substitutions
 ----------------------------
 a) Total Discounted Contract
    Balance of Predecessor
    Receivables                  $            --
 b) Total Discounted Contract
    Balance of Substitute
    Receivables                  $            --
 c) If (a) > (b), amount to be
    deposited in Collection
    Account per Contribution &
    Servicing Agreement 7.02     $            --

 Changes in any of the above
  detail during the related
  Collection Period (August
  to January)                    YES                NO            X
                                 ---------------    ---------------

 CUMULATIVE DETAIL OF SUBSTITUTED
 CONTRACTS -GENERAL RIGHTS (POOL B)                   Predecessor
                 Discounted        Predecessor        Discounted
 Lease #       Present Value         Lease #         Present Value
-----------------------------    ---------------    ---------------
 1528-003      $   642,004.10            960-501    $     82,012.38
 2826-003      $   205,317.69            960-502    $     28,390.17
 2906-001      $   496,511.61           1043-501    $    641,289.38
        Cash   $     3,932.26           1043-502    $    596,073.73
               --------------                       ---------------
       Totals: $ 1,347,765.66                       $  1,347,765.66

 a) Discounted Contract
    Balances of all Contracts
    Substituted                                     $  1,347,765.66
 b) ADCB of Pool B at Closing
    Date                                            $ 50,047,123.17
 c) (Cannot Exceed 10% Over
    the Life of the Pool)                                      2.69%

 Data for Current Reporting
  Period Substitutions
 ----------------------------
 a) Total Discounted Contract
    Balance of Predecessor
    Receivables                  $            --
 b) Total Discounted Contract
    Balance of Substitute
    Receivables                  $            --
 c) If (a) > (b), amount to be
    deposited in Collection
    Account per Contribution &
    Servicing Agreement 7.02     $            --

 Changes in any of the above
  detail during the related
  Collection Period (August
  to January)                    YES                NO            X
                                 ---------------    ---------------


                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                SERVICER REPORT
                     For the Payment Date February 27, 2004

XV.  POOL PERFORMING
     MEASUREMENTS                  Sept Report        Oct Report         Nov Report
                                   for August        for September       for October
                                    Activity           Activity           Activity
                                 ---------------    ---------------    ---------------
1   Aggregate Discounted
    Contract Balance

    Contracts Delinquent
     > 90 days
    -------------------------
     - This Month :              $  1,523,483.01    $  1,528,282.46    $  3,055,113.15
     -1 Month Prior :            $  1,316,902.12    $  1,523,483.01    $  1,528,282.46
     -2 Months Prior :           $  1,334,729.23    $  1,316,902.12    $  1,523,483.01
    -------------------------    ---------------    ---------------    ---------------
     Total                       $  4,175,114.36    $  4,368,667.58    $  6,106,878.62

    a) 3 Month Average:          $  1,391,704.79    $  1,456,222.53    $  2,035,626.21

     Total Outstanding
      Contracts
    -------------------------
     - This Month :              $ 28,420,076.37    $ 26,531,258.80    $ 23,414,998.45
     -1 Month Prior :            $ 29,294,901.38    $ 28,420,076.37    $ 26,531,258.80
     -2 Months Prior :           $ 31,832,561.54    $ 29,294,901.38    $ 28,420,076.37
    -------------------------    ---------------    ---------------    ---------------
     Total                       $ 89,547,539.29    $ 84,246,236.55    $ 78,366,333.62

    b) 3 Month Average:          $ 29,849,179.76    $ 28,082,078.85    $ 26,122,111.21
    c) a/b                                  4.66%              5.19%              7.79%

2. Does a Delinquency
   Condition Exist (1c > 6%)?          NO                 NO                 YES
                                 ---------------    ---------------    ---------------

3. Restricting Event Check

    A. A Delinquency
       Condition Exists for
       Current Period?                 NO                 NO                 YES
                                 ---------------    ---------------    ---------------
    B. An Indenture Event of
       Default has occurred
       and is then
       Continuing? *                   YES                YES                YES
                                 ---------------    ---------------    ---------------

4. Has a Servicer Event of
   Default Occurred? *                 YES                YES                YES
                                 ---------------    ---------------    ---------------

5. Amortization Event Check

    A. Is 1c > 8%?                     NO                 NO                 NO
                                 ---------------    ---------------    ---------------
    B. Bankruptcy, Insolvency,
       Reorganization;
       Default/Violation of
       any Covenant or
       Obligation not Remedied
       within 90 days?                 YES                YES                YES
                                 ---------------    ---------------    ---------------
    C. As of any Determination
       Date, the sum of all
       Defaulted Contracts
       since the Closing Date
       exceeds 6% of the ADCB
       on the Closing Date?            NO                 NO                 NO
                                 ---------------    ---------------    ---------------

6. Aggregate Discounted
   Contract Balance at Closing
   Date                          $251,182,193.26    $251,182,193.26    $251,182,193.26

    Aggregate Discounted
    Contract Balances
    (A.D.C.B.) of Contracts
    listed as more than:

    A.D.C.B **
    -------------------------
    30 Days Overdue              $  3,999,637.02    $  2,937,970.22    $  2,995,814.68
    60 Days Overdue              $        606.88    $  2,961,918.35    $  1,747,507.64
    90 Days Overdue              $     96,459.84    $     19,856.17    $  2,954,486.94
    120 Days Overdue             $  1,427,023.16    $     72,920.31    $     19,883.29
    150 Days Overdue             $            --    $  1,435,505.98    $     80,742.92
    180 Days Overdue             $            --    $            --    $            --
                                 ---------------    ---------------    ---------------
                                 $  5,523,726.90    $  7,428,171.03    $  7,798,435.48
    A.D.C.B. at end
    of collection period         $ 28,420,076.37    $ 26,531,258.80    $ 23,414,998.45

    % OF TOTAL
    A.D.C.B
    -------------------------
    30 Days Overdue                       14.073%            11.074%            12.794%
    60 Days Overdue                        0.002%            11.164%             7.463%
    90 Days Overdue                        0.339%             0.075%            12.618%
    120 Days Overdue                       5.021%             0.275%             0.085%
    150 Days Overdue                       0.000%             5.411%             0.345%
    180 Days Overdue                       0.000%             0.000%             0.000%

----------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.

XV.  POOL PERFORMING
     MEASUREMENTS                  Dec Report         Jan Report         Feb Report
                                  for November       for December        for January
                                    Activity           Activity           Activity
                                 ---------------    ---------------    ---------------
1   Aggregate Discounted
    Contract Balance

    Contracts Delinquent
     > 90 days
    -------------------------
     - This Month :              $  4,745,072.38    $  5,349,518.82    $  2,855,011.29
     -1 Month Prior :            $  3,055,113.15    $  4,745,072.38    $  5,349,518.82
     -2 Months Prior :           $  1,528,282.46    $  3,055,113.15    $  4,745,072.38
    -------------------------    ---------------    ---------------    ---------------
     Total                       $  9,328,467.99    $ 13,149,704.35    $ 12,949,602.49

    a) 3 Month Average:          $  3,109,489.33    $  4,383,234.78    $  4,316,534.16

     Total Outstanding
      Contracts
    -------------------------
     - This Month :              $ 21,986,701.94    $ 20,204,837.35    $ 16,526,119.96
     -1 Month Prior :            $ 23,414,998.45    $ 21,986,701.94    $ 20,204,837.35
     -2 Months Prior :           $ 26,531,258.80    $ 23,414,998.45    $ 21,986,701.94
    -------------------------    ---------------    ---------------    ---------------
     Total                       $ 71,932,959.19    $ 65,606,537.74    $ 58,717,659.25

    b) 3 Month Average:          $ 23,977,653.06    $ 21,868,845.91    $ 19,572,553.08
    c) a/b                                 12.97%             20.04%             22.05%

2. Does a Delinquency
   Condition Exist (1c > 6%)?          YES                YES                YES
                                 ---------------    ---------------    ---------------

3. Restricting Event Check

    A. A Delinquency
       Condition Exists for
       Current Period?                 YES                YES                YES
                                 ---------------    ---------------    ---------------
    B. An Indenture Event of
       Default has occurred
       and is then
       Continuing? *                   YES                YES                YES
                                 ---------------    ---------------    ---------------

4. Has a Servicer Event of
   Default Occurred? *                 YES                YES                YES
                                 ---------------    ---------------    ---------------

5. Amortization Event Check

    A. Is 1c > 8%?                     YES                YES                YES
                                 ---------------    ---------------    ---------------
    B. Bankruptcy, Insolvency,
       Reorganization;
       Default/Violation of
       any Covenant or
       Obligation not Remedied
       within 90 days?                 YES                YES                YES
                                 ---------------    ---------------    ---------------
    C. As of any Determination
       Date, the sum of all
       Defaulted Contracts
       since the Closing Date
       exceeds 6% of the ADCB
       on the Closing Date?            NO                 NO                 NO
                                 ---------------    ---------------    ---------------

6. Aggregate Discounted
   Contract Balance at Closing
   Date                          $251,182,193.26    $251,182,193.26    $251,182,193.26

    Aggregate Discounted
    Contract Balances
    (A.D.C.B.) of Contracts
    listed as more than:

    A.D.C.B **
    -------------------------
    30 Days Overdue              $  2,676,994.23    $  2,370,887.13    $  3,092,029.40
    60 Days Overdue              $    707,711.24    $    161,826.10    $    312,814.86
    90 Days Overdue              $  1,550,473.62    $    533,428.45    $      7,583.28
    120 Days Overdue             $  2,966,313.75    $  1,537,899.70    $    534,848.38
    150 Days Overdue             $    228,285.01    $  3,278,190.67    $  2,312,579.63
    180 Days Overdue             $            --    $            --    $            --
                                 ---------------    ---------------    ---------------
                                 $  8,129,777.85    $  7,882,232.05    $  6,259,855.55
    A.D.C.B. at end
    of collection period         $ 21,986,701.94    $ 20,204,837.35    $ 16,526,119.96

    % OF TOTAL
    A.D.C.B
    -------------------------
    30 Days Overdue                       12.176%            11.734%            18.710%
    60 Days Overdue                        3.219%             0.801%             1.893%
    90 Days Overdue                        7.052%             2.640%             0.046%
    120 Days Overdue                      13.491%             7.612%             3.236%
    150 Days Overdue                       1.038%            16.225%            13.993%
    180 Days Overdue                       0.000%             0.000%             0.000%

----------

* Pursuant to the Settlement Agreement, any Indenture or Contribution & Servicing Agreement events of default listed under Section XV that occurred prior to February 24, 2004 are waived.

** Previously reported ADCB calculations were based on scheduled present value and calculations on this report and going forward will include scheduled present value and unpaid balances.



                                                           Payment Date: 2/27/04

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


EXHIBIT # A -DETAIL ON DEFAULTED CONTRACTS*

                                                        SCHEDULED
DEFAULT MONTH      CONTRACT #           POOL          DEFAULT AMOUNT
-------------      ----------          ------        ----------------
       Aug-03      0000863-506           B            $     16,752.51
       Oct-03      0001229-106           A            $  1,926,001.26
       Nov-03      0002116-001           A            $    222,633.23
       Dec-03      3011206-307           A            $      1,506.27
       Jan-04      0001907-001           A            $    209,279.02
       Jan-04      0001907-002           A            $     80,112.29
       Jan-04      0001907-003           A            $    116,652.61
       Jan-04      0001907-004           A            $     25,456.90
       Jan-04      0001907-005           A            $     38,681.27
       Jan-04      0003323-002           A            $    781,081.59
       Jan-04      0003330-002           A            $    656,743.19
       Jan-04      0001019-502           B            $    141,494.13
       Jan-04      0001305-007           B            $    150,002.91
       Jan-04      0001904-001           A            $    508,495.96
       Jan-04      0001904-002           A            $    492,602.40
       Jan-04      0002178-001           A            $    488,016.61
       Jan-04      0004218-401           A            $     42,406.97

* The amount used as the Discounted Contract Balance is computed immediately prior to the time the Contract became a Defaulted Contract in accordance with the definition of Discounted Contract Balance, and pursuant to that definition does not include amounts that were previously advanced as Servicer Advances. Servicer Advances in the amount of $763,924.27 have been reimbursed to DVI Financial Services, Inc. in accordance with the terms of the Settlement Agreement.

                          DVI Receivables VIII, L.L.C.
                                     1999-1
                                 SERVICER REPORT
                     For the Payment Date February 27, 2004


DVIFS and USBPS were each involved in the preparation of this report, and each reviewed the procedures undertaken and decisions made by the other entity in connection therewith. Each of DVIFS and USBPS relied solely on the trustee and its records as to reported disbursements. With respect to the Contract data provided, USBPS's figures are based on original data from DVIFS, with respect to which DVIFS has performed a cash reconciliation. Although USBPS has reviewed the procedures used in and results of this cash reconciliation, USBPS cannot warrant this data and accordingly disclaims any liability for the accuracy of this data. USBPS performed the calculations made in this report and prepared the actual reports. Although DVIFS reviewed these calculations and the related reports and believes them to be accurate, DVIFS cannot warrant the calculations. USBPS is responsible only for its own calculations. Notwithstanding the foregoing, to the best knowledge of each of USBPS and DVIFS, this report is accurate and complete in all material respects and fairly states the matters set forth in this report.








/s/ Joseph A. Andries
-----------------------------------------------
APPROVED BY: JOSEPH A. ANDRIES, SENIOR VICE PRESIDENT OF U.S. BANK PORTFOLIO SERVICES






/s/ Montgomery W. Cornell
-----------------------------------------------
APPROVED BY: MONTGOMERY W. CORNELL, AUTHORIZED SIGNATORY OF DVI FINANCIAL SERVICES, INC.